Exhibit 99.1

REVISED OVERVIEW OF SEGMENTS AND REVISED SEGMENT FINANCIAL DATA
Our reportable segments are the same as our operating segments, which also correspond with our management organizational structure. To reflect how we manage our newly aligned businesses and in conjunction with the change in executive officer leadership, our management organizational structure and all related internal reporting changed effective January 1, 2020. As a result, our segment reporting will change to reflect the new structure beginning with our 2020 first quarter Form 10-Q. The modified structure will consist of three segments, seven business groups, and 15 business units organized as follows:

Bedding Products [1]	Specialized Products	Furniture, Flooring & Textile Products [2]
Segment	Segment	Segment
BEDDING GROUP	AUTOMOTIVE GROUP	HOME FURNITURE GROUP
Steel Rod	Automotive	Home Furniture
Drawn Wire
U.S. Spring	AEROSPACE PRODUCTS GROUP	WORK FURNITURE GROUP
Specialty Foam	Aerospace Products	Work Furniture
Adjustable Bed
International Spring	HYDRAULIC CYLINDERS	FLOORING & TEXTILE
Machinery	GROUP	PRODUCTS GROUP
	Hydraulic Cylinders	Flooring Products
Fabric Converting
Geo Components

[1] The new segment consists of the former Residential Products and Industrial Products segments, plus the Consumer Products Group (which is renamed the Adjustable Bed business unit), minus the Fabric & Flooring Products Group (which is renamed the Flooring & Textile Products Group).

[2] The new segment consists of the former Furniture Products segment, plus the Fabric & Flooring Products Group (which is renamed the Flooring & Textile Products Group) minus the Consumer Products Group (which is renamed the Adjustable Bed business unit).

Below is a revised overview of our segment structure.
Bedding Products Segment

BEDDING GROUP
Steel Rod
Drawn Wire
U.S. Spring
Specialty Foam
Adjustable Bed
International Spring
Machinery

Our Bedding Products segment has its roots in the Company's founding in 1883 with the manufacture of steel coil bedsprings. Today, we support our customers' needs from raw materials to components to finished mattresses and foundations to distribution and fulfillment. Our innerspring, specialty foam, and finished product development and production capabilities allow us to create value at each point, from raw materials all the way to private-label finished goods and delivery to the consumer.

We operate a steel rod mill in the U.S. with historical annual output of about 500,000 tons. A substantial majority of that output has been used by our two U.S. wire mills that have supplied virtually all of the wire consumed by our other domestic businesses. We also supply steel rod and wire to trade customers that operate in a broad range of markets.

We are a major supplier of adjustable beds, with domestic manufacturing, distribution, e-commerce fulfillment and global sourcing capabilities. We also produce machinery used by bedding manufacturers in the production and assembly of their finished products. Our range of products offers our customers a single source for many of their component and finished product needs.

These innovative proprietary products and our efficient and low cost vertical integration have made us the largest U.S. manufacturer in many of these businesses. We strive to understand what drives consumer purchases in our markets and focus our product development activities on meeting end-consumer needs. We believe we attain a cost advantage from efficient manufacturing methods, internal production of key raw materials, large-scale production, and purchasing leverage. Sourcing components and finished products from us allows our customers to focus on designing, merchandising and marketing their products.

PRODUCTS
Bedding Group

•	Steel rod
•	Drawn wire
•	Specialty foam chemicals and additives
•	Innersprings (sets of steel coils, bound together, that form the core of a mattress)
•	Proprietary specialty foam for use primarily in bedding and furniture
•	Private-label finished mattresses, often sold compressed and boxed
•	Ready-to-assemble mattress foundations
•	Wire forms for mattress foundations
•	Adjustable beds
•	Machines that we use to shape wire into various types of innersprings
•	Industrial sewing and quilting machines
•	Mattress packaging and glue-drying equipment
CUSTOMERS

•	We used about 70% of our wire output to manufacture our own products in 2019, with the majority going to our U.S. innerspring operations
•	Various industrial users of steel rod and wire
•	Manufacturers of finished bedding (mattresses and foundations)
•	Bedding brands and mattress retailers
•	E-commerce retailers
•	Big box retailers, department stores, and home improvement centers

Specialized Products Segment

AUTOMOTIVE GROUP
Automotive

AEROSPACE PRODUCTS GROUP
Aerospace Products

HYDRAULIC CYLINDERS GROUP
Hydraulic Cylinders

Our Specialized Products segment designs, manufactures and sells products including automotive comfort and convenience systems, tubing and fabricated assemblies for the aerospace industry, and hydraulic cylinders for the material handling, construction and transportation industries. In our Automotive business, our technical capability and deep customer engagement allows us to compete on critical functionality, such as comfort, size, weight and noise. We believe our reliable product development and launch capability, coupled with our global footprint, makes us a trusted partner for our Tier 1 and OEM customers.
PRODUCTS
Automotive Group

•	Mechanical and pneumatic lumbar support and massage systems for automotive seating
•	Seat suspension systems
•	Motors and actuators, used in a wide variety of vehicle power features
•	Cables
Aerospace Products Group

•	Titanium, nickel and stainless-steel tubing, formed tube and tube assemblies, primarily used in fluid conveyance systems

  Hydraulic Cylinders Group

•	Engineered hydraulic cylinders

CUSTOMERS

•	Automobile OEMs and Tier 1 suppliers
•	Aerospace OEMs and suppliers
•	Mobile equipment OEMs, primarily serving material handling and construction markets

Furniture, Flooring & Textile Products Segment

HOME FURNITURE GROUP
Home Furniture

WORK FURNITURE GROUP
Work Furniture

FLOORING & TEXTILE PRODUCTS GROUP
Flooring Products
Fabric Converting
Geo Components

In our Furniture, Flooring & Textile Products segment, we design, manufacture, and distribute a wide range of components and finished products for residential and commercial markets, and select markets for structural fabrics and geo components. We supply components used by home and work furniture manufacturers to provide comfort, motion and style in their finished products, as well as select lines of private-label finished furniture. We also produce or distribute carpet cushion and hard surface flooring underlayment.
PRODUCTS
Home Furniture Group

•	Steel mechanisms and motion hardware (enabling furniture to recline, tilt, swivel, rock and elevate) for reclining chairs, sofas, sleeper sofas and lift chairs
•	Springs and seat suspensions for chairs, sofas and loveseats
Work Furniture Group

•	Components and private-label finished goods for collaborative soft seating
•	Bases, columns, back rests, casters and frames for office chairs, and control devices that allow chairs to tilt, swivel and elevate
Flooring & Textile Products Group

•	Carpet cushion and hard surface flooring underlayment (made from bonded scrap foam, fiber, rubber and prime foam)
•	Structural fabrics for mattresses, residential furniture and industrial uses
•	Geo components (synthetic fabrics and various other products used in ground stabilization, drainage protection, erosion and weed control)

CUSTOMERS

•	Manufacturers of upholstered furniture
•	Office furniture manufacturers
•	Flooring retailers and distributors, including big box retailers and home improvement centers
•	Contractors, landscapers, road construction companies, and government agencies using geo components
•	Mattress producers and manufacturers of packaging, filtration and draperies

Revised Segment Financial Data for Continuing Operations (Unaudited)

	2015					2016
(In millions, except percentages)	1Q15	2Q15	3Q15	4Q15	FY15 [3]	1Q16	2Q16	3Q16	4Q16	FY16 [4]
Net Trade Sales [1]
Bedding Products	$445.2	$429.9	$449.7	$399.2	$1,724.0	$393.6	$384.6	$389.4	$353.3	$1,520.9
Specialized Products	204.3	214.9	210.0	211.6	840.8	219.8	235.4	219.7	224.9	899.8
Furniture, Flooring & Textile Products	316.7	352.5	349.4	333.8	1,352.4	325.0	338.9	339.8	325.5	1,329.2
Total	$966.2	$997.3	$1,009.1	$944.6	$3,917.2	$938.4	$958.9	$948.9	$903.7	$3,749.9

Net Total Sales [1]
Bedding Products	$460.2	$443.4	$463.6	$412.8	$1,780.0	$405.6	$394.8	$399.7	$363.8	$1,563.9
Specialized Products	205.3	216.3	212.2	213.4	847.2	221.5	237.2	221.2	226.4	906.3
Furniture, Flooring & Textile Products	324.7	359.7	355.7	339.0	1,379.1	331.0	344.1	344.4	331.5	1,351.0
Total	$990.2	$1,019.4	$1,031.5	$965.2	$4,006.3	$958.1	$976.1	$965.3	$921.7	$3,821.2
Intersegment Sales	(24.0)	(22.1)	(22.4)	(20.6)	(89.1)	(19.7)	(17.2)	(16.4)	(18.0)	(71.3)
Net Trade Sales	$966.2	$997.3	$1,009.1	$944.6	$3,917.2	$938.4	$958.9	$948.9	$903.7	$3,749.9

Organic Growth (Net Total Sales) [2]
Bedding Products
Net Total Sales	14%	6%	(3)%	(3)%	3%	(12)%	(11)%	(14)%	(12)%	(12)%
Acquisition	(7)	(6)	—	—	(3)	—	—	—	—	—
Divestiture	—	—	—	—	—	5	6	7	7	6
Organic	7%	—%	(3)%	(3)%	—%	(7)%	(5)%	(7)%	(5)%	(6)%
Specialized Products
Net Total Sales	6%	(1)%	4%	6%	4%	8%	10%	4%	6%	7%
Acquisition	—	—	—	—	—	(1)	(2)	(2)	(2)	(2)
Divestiture	—	—	—	1	—	2	2	5	4	3
Organic	6%	(1)%	4%	7%	4%	9%	10%	7%	8%	8%
Furniture, Flooring & Textile Products
Net Total Sales	9%	6%	5%	(3)%	4%	2%	(4)%	(3)%	(2)%	(2)%
Acquisition	(4)	(7)	(5)	(4)	(5)	(3)	—	(1)	(1)	(1)
Divestiture	—	—	—	—	—	—	—	—	—	—
Organic	5%	(1)%	—%	(7)%	(1)%	(1)%	(4)%	(4)%	(3)%	(3)%

EBIT [1]
Bedding Products	$46.4	$45.5	$61.7	$55.1	$208.7	$51.1	$53.3	$54.9	$44.2	$203.5
Specialized Products	37.8	36.8	37.1	38.5	150.2	43.5	54.7	40.6	42.6	181.4
Furniture, Flooring & Textile Products	27.9	37.0	42.6	32.6	140.1	32.6	38.3	34.8	31.4	137.1
Intersegment Eliminations and Other	(.4)	(.1)	.1	(12.1)	(12.5)	(.1)	.2	(.1)	—	—
Total	$111.7	$119.2	$141.5	$114.1	$486.5	$127.1	$146.5	$130.2	$118.2	$522.0
Net Interest Expense	(9.7)	(10.2)	(9.2)	(7.6)	(36.7)	(8.4)	(9.3)	(9.0)	(8.2)	(34.9)
Income Taxes	(28.7)	(32.3)	(36.1)	(24.7)	(121.8)	(27.7)	(37.7)	(27.6)	(27.0)	(120.0)
Earnings from Continuing Operations	$73.3	$76.7	$96.2	$81.8	$328.0	$91.0	$99.5	$93.6	$83.0	$367.1

EBIT Margin [1]
Bedding Products	10.1%	10.3%	13.3%	13.3%	11.7%	12.6%	13.5%	13.7%	12.1%	13.0%
Specialized Products	18.4%	17.0%	17.5%	18.0%	17.7%	19.6%	23.1%	18.4%	18.8%	20.0%
Furniture, Flooring & Textile Products	8.6%	10.3%	12.0%	9.6%	10.2%	9.8%	11.1%	10.1%	9.5%	10.1%
Overall	11.6%	12.0%	14.0%	12.1%	12.4%	13.5%	15.3%	13.7%	13.1%	13.9%
Segments = EBIT / Total Sales
Overall = EBIT / Trade Sales

[1] Sales, EBIT, and margin reflect revised segment structure and exclude discontinued operations.

[2] Organic Growth (Net Total Sales) excludes sales attributable to acquisitions and divestitures consummated within the last twelve months.  Management uses the metric, and it is useful to investors, as supplemental information to analyze our underlying sales performance from period to period in our legacy businesses.

[3] 2015 amounts: Litigation accrual of $5.5 in Furniture, Flooring & Textile Products - $1.5 in 2Q15 and $4.0 in 4Q15; Impairment charge of $5.5 in Bedding Products - 1Q15; and a pension lump-sum buyout of $12.1 in intersegment eliminations - 4Q15.

[4] 2016 amounts: Divestiture gains of $11.2 in Specialized Products - 2Q16 and $15.7 in Bedding Products - 4Q16; Impairment charge of $3.7 in Specialized Products - 2Q16; and a litigation settlement gain of $6.9 in Furniture, Flooring & Textile Products - 2Q16.

	2017					2018
(In millions, except percentages)	1Q17	2Q17	3Q17	4Q17	FY17 [3]	1Q18	2Q18	3Q18	4Q18	FY18 [4]
Net Trade Sales [1]
Bedding Products	$391.1	$388.9	$420.9	$404.0	$1,604.9	$427.7	$453.3	$479.7	$434.6	$1,795.3
Specialized Products	234.4	238.4	227.8	234.9	935.5	267.4	275.9	253.5	259.5	1,056.3
Furniture, Flooring & Textile Products	334.8	362.0	361.0	345.6	1,403.4	333.7	373.3	358.3	352.6	1,417.9
Total	$960.3	$989.3	$1,009.7	$984.5	$3,943.8	$1,028.8	$1,102.5	$1,091.5	$1,046.7	$4,269.5

Net Total Sales [1]
Bedding Products	$403.1	$399.9	$431.6	$415.8	$1,650.4	$439.2	$465.2	$490.2	$447.3	$1,841.9
Specialized Products	236.3	240.1	229.7	236.5	942.6	268.1	276.5	254.2	260.2	1,059.0
Furniture, Flooring & Textile Products	339.9	367.5	366.4	349.3	1,423.1	337.7	378.2	363.4	356.7	1,436.0
Total	$979.3	$1,007.5	$1,027.7	$1,001.6	$4,016.1	$1,045.0	$1,119.9	$1,107.8	$1,064.2	$4,336.9
Intersegment Sales	(19.0)	(18.2)	(18.0)	(17.1)	(72.3)	(16.2)	(17.4)	(16.3)	(17.5)	(67.4)
Net Trade Sales	$960.3	$989.3	$1,009.7	$984.5	$3,943.8	$1,028.8	$1,102.5	$1,091.5	$1,046.7	$4,269.5

Organic Growth (Net Total Sales) [2]
Bedding Products
Net Total Sales	(1)%	1%	8%	14%	6%	9%	16%	14%	8%	12%
Acquisition	—	—	—	—	—	—	—	—	—	—
Divestiture	5	3	1	1	2	—	—	—	—	—
Organic	4%	4%	9%	15%	8%	9%	16%	14%	8%	12%
Specialized Products
Net Total Sales	7%	1%	4%	4%	4%	13%	15%	11%	10%	12%
Acquisition	(1)	—	—	—	—	(6)	(9)	(10)	(10)	(9)
Divestiture	3	4	5	7	4	4	5	2	—	3
Organic	9%	5%	9%	11%	8%	11%	11%	3%	—%	6%
Furniture, Flooring & Textile Products
Net Total Sales	3%	7%	6%	5%	5%	(1)%	3%	(1)%	2%	1%
Acquisition	(3)	(5)	(5)	(5)	(4)	(2)	(1)	(1)	(1)	(2)
Divestiture	—	—	—	—	—	—	—	—	—	—
Organic	—%	2%	1%	—%	1%	(3)%	2%	(2)%	1%	(1)%

EBIT [1]
Bedding Products	$46.8	$42.9	$42.2	$30.7	$162.6	$39.8	$37.8	$54.4	$17.8	$149.8
Specialized Products	43.0	44.1	34.2	74.3	195.6	46.1	51.9	43.5	47.5	189.0
Furniture, Flooring & Textile Products	25.9	35.4	32.7	30.8	124.8	21.6	31.6	26.6	18.8	98.6
Intersegment Eliminations and Other	.2	(.1)	.1	(15.3)	(15.1)	(.1)	(.2)	(.1)	(.1)	(.5)
Total	$115.9	$122.3	$109.2	$120.5	$467.9	$107.4	$121.1	$124.4	$84.0	$436.9
Net Interest Expense	(8.6)	(8.9)	(8.5)	(9.9)	(35.9)	(12.0)	(13.6)	(11.1)	(15.8)	(52.5)
Income Taxes	(21.2)	(25.8)	(17.2)	(74.2)	(138.4)	(17.5)	(22.4)	(23.3)	(15.1)	(78.3)
Earnings from Continuing Operations	$86.1	$87.6	$83.5	$36.4	$293.6	$77.9	$85.1	$90.0	$53.1	$306.1

EBIT Margin [1]
Bedding Products	11.6%	10.7%	9.8%	7.4%	9.9%	9.1%	8.1%	11.1%	4.0%	8.1%
Specialized Products	18.2%	18.4%	14.9%	31.4%	20.8%	17.2%	18.8%	17.1%	18.3%	17.8%
Furniture, Flooring & Textile Products	7.6%	9.6%	8.9%	8.8%	8.8%	6.4%	8.4%	7.3%	5.3%	6.9%
Overall	12.1%	12.4%	10.8%	12.2%	11.9%	10.4%	11.0%	11.4%	8.0%	10.2%
Segments = EBIT / Total Sales
Overall = EBIT / Trade Sales

[1] Sales, EBIT, and margin reflect revised segment structure and exclude discontinued operations.

[2] Organic Growth (Net Total Sales) excludes sales attributable to acquisitions and divestitures consummated within the last twelve months.  Management uses the metric, and it is useful to investors, as supplemental information to analyze our underlying sales performance from period to period in our legacy businesses.

[3] 2017 amounts: Net divestiture gain of $20.1 in Specialized Products - loss of ($3.3) in 3Q17 and gain of $23.4 in 4Q17; Impairment charge of $4.6 in Bedding Products - 3Q17; and a pension settlement charge of $15.3 in intersegment eliminations - 4Q17.

[4] 2018 amounts: Restructuring in 4Q18 of $8.8 in Furniture, Flooring & Textile Products and $7.5 in Bedding Products; Note impairment charge of $15.9 in Bedding Products - 4Q18; and ECS transaction costs of $3.8 in Bedding Products - 4Q18.

	2019
(In millions, except percentages)	1Q19	2Q19	3Q19	4Q19	FY19 [3]
Net Trade Sales [1]
Bedding Products	$554.3	$568.4	$601.4	$530.2	$2,254.3
Specialized Products	262.9	267.0	267.2	269.7	1,066.8
Furniture, Flooring & Textile Products	337.9	377.8	370.7	345.0	1,431.4
Total	$1,155.1	$1,213.2	$1,239.3	$1,144.9	$4,752.5

Net Total Sales [1]
Bedding Products	$564.5	$578.6	$612.2	$540.3	$2,295.6
Specialized Products	263.8	267.7	268.1	270.4	1,070.0
Furniture, Flooring & Textile Products	342.2	381.8	374.3	349.1	1,447.4
Total	$1,170.5	$1,228.1	$1,254.6	$1,159.8	$4,813.0
Intersegment Sales	(15.4)	(14.9)	(15.3)	(14.9)	(60.5)
Net Trade Sales	$1,155.1	$1,213.2	$1,239.3	$1,144.9	$4,752.5

Organic Growth (Net Total Sales) [2]
Bedding Products
Net Total Sales	29%	24%	25%	21%	25%
Acquisition	(25)	(32)	(33)	(31)	(31)
Divestiture	—	—	—	—	—
Organic	4%	(8)%	(8)%	(10)%	(6)%
Specialized Products
Net Total Sales	(2)%	(3)%	5%	4%	1%
Acquisition	(3)	—	—	—	(1)
Divestiture	—	—	—	—	—
Organic	(5)%	(3)%	5%	4%	—%
Furniture, Flooring & Textile Products
Net Total Sales	1%	1%	3%	(2)%	1%
Acquisition	(4)	(5)	(2)	—	(3)
Divestiture	—	—	—	—	—
Organic	(3)%	(4)%	1%	(2)%	(2)%

EBIT [1]
Bedding Products	$44.1	$63.5	$70.7	$57.5	$235.8
Specialized Products	35.7	41.5	44.4	48.9	170.5
Furniture, Flooring & Textile Products	18.4	31.5	29.3	28.2	107.4
Intersegment Eliminations and Other	—	(.5)	(.3)	.5	(.3)
Total	$98.2	$136.0	$144.1	$135.1	$513.4
Net Interest Expense	(20.0)	(21.9)	(21.1)	(20.3)	(83.3)
Income Taxes	(17.1)	(27.8)	(23.4)	(27.9)	(96.2)
Earnings from Continuing Operations	$61.1	$86.3	$99.6	$86.9	$333.9

EBIT Margin [1]
Bedding Products	7.8%	11.0%	11.5%	10.6%	10.3%
Specialized Products	13.5%	15.5%	16.6%	18.1%	15.9%
Furniture, Flooring & Textile Products	5.4%	8.3%	7.8%	8.1%	7.4%
Overall	8.5%	11.2%	11.6%	11.8%	10.8%
Segments = EBIT / Total Sales
Overall = EBIT / Trade Sales

[1] Sales, EBIT, and margin reflect revised segment structure and exclude discontinued operations.

[2] Organic Growth (Net Total Sales) excludes sales attributable to acquisitions and divestitures consummated within the last twelve months.  Management uses the metric, and it is useful to investors, as supplemental information to analyze our underlying sales performance from period to period in our legacy businesses.

[3] 2019 amounts: Restructuring of $9.0 in Bedding Products ($5.6 in 1Q19, ($1.5) in 2Q19, $2.8 in 3Q19, and $2.1 in 4Q19) and $6.1 in Furniture, Flooring & Textile Products ($.7 in 1Q19, $1.5 in 2Q19, $1.0 in 3Q19, and $2.9 in 4Q19); and ECS transaction costs of $.9 in Bedding Products - 1Q19.

(In millions)
Depreciation and Amortization

	2015	2016	2017	2018					2019
	FY	FY	FY	1Q18	2Q18	3Q18	4Q18	FY18	1Q19	2Q19	3Q19	4Q19	FY19

Bedding Products	$46.6	$45.7	$46.9	$11.6	$11.9	$11.7	$12.1	$47.3	$24.8	$28.2	$27.5	$26.8	$107.3
Specialized Products	28.2	29.7	31.2	9.1	9.8	9.8	10.3	39.0	10.2	10.4	10.4	10.8	41.8
Furniture, Flooring & Textile Products	23.9	23.5	25.3	6.7	6.6	6.6	7.1	27.0	6.6	6.7	6.4	6.0	25.7
Other [1]	14.5	16.5	22.5	6.0	5.5	5.7	5.6	22.8	4.7	4.7	4.1	3.6	17.1
Total	$113.2	$115.4	$125.9	$33.4	$33.8	$33.8	$35.1	$136.1	$46.3	$50.0	$48.4	$47.2	$191.9

[1] Other relates to non-operating assets (assets not included in segment assets).